Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com
QTS Phoenix II DC2 Holding I, LLC 12851 Foster Street Overland Park, Kansas 66213

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a tenant lease in connection with the proposed offering of QTS Issuer ABS II, LLC and QTS Co-Issuer ABS II, LLC of their Secured Data Center Revenue Term Notes, Series 2025-1 (the “Transaction”). QTS Phoenix II DC2 Holding I, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. Additionally, Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 23, 2025, representatives of Deutsche Bank, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Data File”) and related record layout containing data, as represented to us by Deutsche Bank, on behalf of the Company, as of the close of business May 31, 2025, with respect to the tenant lease (the “Tenant Lease”) expected to be included in the Transaction.

At the Company’s instruction, we performed certain comparisons and recomputations for the Tenant Lease relating to the tenant lease characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics
1.	Tenant ID (for informational purposes only)	9.	Renewal options
2.	Tenant name	10.	Length of renewal options
3.	Facility (profit center)	11.	Total contracted kw
4.	Work order start date	12.	Current rent per kw per month
5.	Work order end date	13.	Base rent amount
6.	Work order term	14.	Additional base rent amount (if applicable)
7.	Escalator rate	15.	Tenant credit rating
8.	Escalation month

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 14. to the corresponding information set forth on or derived from the lease agreement, work order notice of commencement or any amendments thereto (collectively, the “Lease Agreement”).

At the instruction of Deutsche Bank, on behalf of the Company, we accessed the “Standard & Poor's Financial Services LLC Website” (https://www.standardandpoors.com) on August 18, 2025.  Using the tenant name (as set forth on the Lease Agreement), we compared Characteristic 15. to the corresponding information set forth on Standard & Poor's Financial Services LLC Website.

In addition to the procedures described above, we compared the Tenant Lease’s kw ramp schedule, space and power MRR ramp schedule and pricing ramp schedule, each as set forth on the Data File, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning May 31, 2025 through the related lease expiration date, and found them to be in agreement.

The tenant lease documents described above and any other related documents used in support of the Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Lease Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents.  In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the Tenant Lease.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Lease Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant lease underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant lease or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 25, 2025